EXHIBIT 99.1

RenovaCare Awarded New Patents Allowing Greater Versatility of SkinGun™; Sterility in Field Environments; Spray Solutions to Now Include Targeted Cells, Drugs or Hormones

ROSELAND, N.J., Nov. 19, 2020 (GLOBE NEWSWIRE) -- RenovaCare, Inc. (Symbol: RCAR; www.renovacareinc.com), developer of patented technologies for spraying self-donated stem cells for the regeneration of skin and other organs and tissues, today announced the issuance of two new patents encompassing improvements to the SkinGun™, expanding its potential application beyond the surgical setting into the field, and allowing the use of liquid suspension solutions to include drugs, hormones, and other useful agents. These new patents demonstrate RenovaCare’s commitment to developing new products and expanding its proprietary cell spray technology platforms.

Robin A. Robinson, PhD, Chief Scientific Officer commented, “RenovaCare is leading the development of regenerative medical spray cell therapies with our novel CellMist™ System and SkinGun™ platform technologies. Our newest patents broaden the potential use of our novel SkinGun™ to spray an array of drugs, hormones, medical solutions and other agents. Further, these patented inventions enable the SkinGun™ spray device to be used outside of a surgical setting in out-patient clinics and field settings like emergency situations. The disposable components and an impervious contamination barrier create a sterile environment for the patient and SkinGun™ components.”

“The RenovaCare SkinGun™ was designed to provide a non-invasive gentle spray for expedited burn wound healing. The newly-awarded patents may expand the SkinGun’s potential use to benefit a wider population,” stated Alan L. Rubino, Chairman and Chief Executive Officer.   “While our team remains focused on advancing our core cell spray therapies through the FDA regulatory pathway, I am enthusiastic about the expanded commercial opportunities and meaningful strategic business alliances that our new patents may foster with potential partner companies.”

The RenovaCare patent portfolio is comprised of eight patent families spanning the United States, Europe, and Asia. Already successfully defended, the Company has issued patents extending to 2037. Issued patents include cell isolation techniques for skin and other tissues and a cell spray gun that is highly effective in spraying different types of biologically compatible liquids and cell suspensions of all types. RenovaCare owns all technology developed and under development and has not in-licensed any technology.

About RenovaCare
RenovaCare, Inc. is developing new generation autologous stem cell therapies for the regeneration of human organs and tissues. The Company’s initial product under development targets the body’s largest organ, the skin. The Company’s flagship technology, the CellMist™ System, renders single-cell suspensions of tissue-specific pluripotent cells from donor tissues through sequential protease digestions. The RenovaCare CellMist™ System facilitates rapid healing of wounds or other afflicted tissues when applied topically as a gentle cell mist using the patented RenovaCare SkinGun™. The Company’s SkinGun™ is used to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – on to wounds.

Development for next-generation biomedical technologies and devices for addressing unmet medical needs and commercialization is taking place at the RenovaCare R&D Innovation Center, located at StemCell Systems in Berlin, Germany. The Innovation Center houses dedicated RenovaCare cell biology laboratories; additional engineering, fabrication, prototyping and performance testing facilities; and product design studios for medical devices and biomedical products. Experienced contract bioengineers, cell biologists, and support staff work under the direction of a team of MD-PhDs who are experts in regenerative medicine, new product development, and clinical translation.

RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the Company’s planned or filed submissions to the U.S. Food and Drug Administration will be accepted or cleared by the FDA.

For additional information, please call Amit Singh at: 1-888-398-0202 or visit: https://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements
No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company’s technologies, technical problems with the Company’s research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/215f540d-0895-4ce2-b391-ef58b9044617